SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported): October 19, 2006

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, relating to the Mortgage-Backed Pass-Through Certificates,

Series 2006-8)

CSMC MORTGAGE-BACKED TRUST SERIES 2006-8
(Exact name of Issuing Entity as specified in its charter)

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of Depositor as specified in its charter)

DLJ MORTGAGE CAPITAL, INC.
(Exact name of Sponsor as specified in its charter)
CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)
Delaware	333-135481	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Eleven Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

This Current Report on Form 8-K/A is being filed to amend and supplement the Current Report on Form 8-K originally dated October 16, 2006, in connection with the issuance of CSMC Mortgage-Backed Trust Series 2006-8, CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-8, in order to correct certain errors contained in Exhibit 4.1 to such Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

Not applicable.

(b)  Pro forma financial information:

Not applicable.

(c)  Shell Company Transactions

Not applicable.

(d)  Exhibits:

Exhibit No.

Description

4.1

The Pooling and Servicing Agreement dated as of September 1, 2006, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), U.S. Bank National Association, as trustee (the “Trustee”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (a “Servicer”), Banco Popular de Puerto Rico, as a servicer (a “Servicer”), Bank of America, National Association, as a servicer (a “Servicer”), and  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/  Kevin Steele______________________

Name: Kevin Steele

Title: Director

Dated:  October 19, 2006

Exhibit Index

Exhibit

Page

4.1

Pooling and Servicing Agreement dated as of September 1, 2006 (the “Agreement”) among Credit Suisse First Boston Mortgage Securities Corp., as depositor, (the “Depositor”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), U.S. Bank National Association, as trustee (the “Trustee”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (a “Servicer”), Banco Popular de Puerto Rico, as a servicer (a “Servicer”), Bank of America, National Association, as a servicer (a “Servicer”), and  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”).

EXHIBIT 4.1